UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2024

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard Arlington, VA	22203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(703) 522-1315

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 21, 2024, The AES Corporation (the “Company” or “AES”) completed its previously announced offering of $950,000,000 aggregate principal amount of its 7.600% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2055 (the “Notes”). The offering of the Notes was made pursuant to AES’ automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-263244), filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2022. AES has filed with the SEC a prospectus supplement, dated May 16, 2024 together with the accompanying prospectus, dated March 2, 2022 relating to the offer and sale of the Notes.

The public offering price of the Notes was 100.000% of the principal amount. AES intends to allocate an amount equal to the net proceeds from this offering to one or more eligible green projects, which may include the development or redevelopment of such projects. Pending such allocation, AES intends to use the net proceeds from the offering for general corporate purposes.

In connection with the issuance of the Notes, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”), dated May 16, 2024, among AES and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC and SMBC Nikko Securities America, Inc., as representatives of the several underwriters listed in Schedule A to the Underwriting Agreement. The foregoing description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

The Notes were issued on May 21, 2024 pursuant to a Subordinated Indenture, dated as of May 21, 2024 (the “Base Indenture”), as amended and supplemented by a first supplemental indenture, dated as of May 21, 2024 (the “First Supplemental Indenture” together with the Base Indenture, the “Indenture”), between AES and Deutsche Bank Trust Company Americas, as Trustee.

Interest on the Notes accrues from May 21, 2024 and is payable semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2025, and at maturity on January 15, 2055. The Notes bear interest (i) from and including May 21, 2024 to, but excluding January 15, 2030 at the rate of 7.600% per annum and (ii) from and including January 15, 2030, during each Reset Period at a rate per annum equal to the Five-year U.S. Treasury Rate as of the most recent Reset Interest Determination Date plus a spread of 3.201%, to be reset on each Reset Date. So long as no event of default with respect to the Notes has occurred and is continuing, the Company may, at its option, defer interest payments on the Notes, from time to time, for one or more deferral periods of up to 20 consecutive semi-annual interest payment periods each, except that no such optional deferral period may extend beyond the final maturity date of the Notes or end on a day other than the day immediately preceding an interest payment date.

The Company may redeem some or all of the Notes, at its option, in whole or in part (i) on any day in the period commencing on the date falling 90 days prior to January 15, 2030 and ending on and including January 15, 2030 and (ii) after January 15, 2030, on any interest payment date, at a redemption price in cash equal to 100% of the principal amount of the Notes being redeemed, plus, subject to the terms and conditions of the Notes, accrued and unpaid interest on the Notes to be redeemed to, but excluding, the redemption date. At the Company’s option, the Company may also redeem all of the Notes upon the occurrence of certain specified events at the redemption prices provided therein, plus accrued and unpaid interest on the Notes to, but excluding, the redemption date.

The Base Indenture and First Supplemental Indenture have been incorporated by reference as Exhibit 4.1 and 4.2, respectively, to the Registration Statement. The Underwriting Agreement and the form of the Notes are attached to this Current Report on Form 8-K as Exhibit 1.1 and Exhibit 4.2 respectively, and are incorporated by reference into the Registration Statement. An opinion regarding the legality of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

The above description of the Underwriting Agreement, the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the form of Notes.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Safe Harbor Disclosure

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute the Company’s current expectations based on reasonable assumptions. Such forward-looking statements include, but are not limited to, our financing plans, including the offering of the Notes and the details thereof, the proposed use of proceeds therefrom, the ultimate allocation of amounts relating to the offering of the Notes to eligible green projects and other expected effects of the offering of the Notes. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES’ current expectations based on reasonable assumptions.

Actual results could differ materially from those projected in AES’ forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in the prospectus supplement related to the offering and AES’ filings with the SEC, including, but not limited to, the risks discussed under Item 1A: “Risk Factors” and Item 7: “Management’s Discussion & Analysis” in AES’ 2023 Annual Report on Form 10-K and in subsequent reports filed with the SEC. Potential investors are encouraged to read AES’ filings to learn more about the risk factors associated with AES’ business. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except where required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 16, 2024, among The AES Corporation, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC and SMBC Nikko Securities America, Inc., as representatives of the several underwriters.

4.1	Base Indenture, dated May 21, 2024, between The AES Corporation and Deutsche Bank Trust Company Americas, as Trustee.

4.2	First Supplemental Indenture, dated May 21, 2024, between The AES Corporation and Deutsche Bank Trust Company Americas, as Trustee.

4.3	Form of 7.600% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2055 (included in Exhibit 4.2).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

Date: May 21, 2024	By:	/s/ Stephen Coughlin
	Name:	Stephen Coughlin
	Title:	Executive Vice President and Chief Financial Officer